FORM 8-K    1
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)     October 30, 2001
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                           USA VIDEO INTERACTIVE CORP.
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             (Exact name of registrant as specified in its chapter)

           WYOMING                     0-29651                06-15763-91
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(State or other jurisdiction         (Commission             (IRS Employer
       of incorporation              File Number)          Identification No.)

      70 ESSEX STREET, MYSTIC, CONNECTICUT                              06355
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(Address of principal executive offices)                              (Zip Code)

                                 (800) 625-2200
               Registrant's telephone number, including area code

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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                                                                   FORM 8-K    2
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ITEM  5.  OTHER  EVENTS  AND  REGULATION  FD  DISCLOSURE.

On October 30, 2001 the Registrant announced that The Fleet Center, New England's premier sports arena, has signed a contract with USA Video Interactive Corp. to use USVO's Zmail solution as part of its current promotional campaigns


ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

Exhibit 99.1     News Release dated October 30, 2001



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             USA  VIDEO  INTERACTIVE  CORP.


Date:    October 30, 2001                By:    /s/  Anton  J.  Drescher
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                                                ANTON  J.  DRESCHER,
                                                CORPORATE  SECRETARY


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